Advance for sportsbook software	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Prepayment for sportsbook software

14	Advance for sportsbook software
On May 8, 2024, Betway Group Limited entered into a conditional purchase agreement with Fusion Holdings Limited ("Fusion") to acquire the worldwide rights (excluding USA) in the sportsbook software which were licensed to certain members of the Group by Apricot Investments Limited ("Apricot"), a leading gaming, software and content provider. The completion of the agreement was contingent upon receiving customary regulatory approvals, which were received after the year ended December 31, 2025 allowing SuperGroup Tech Limited to complete its acquisition from Fusion on February 28, 2026 ("Completion Date").
At December 31, 2025, the amount is presented as a non-current asset on the face of the Statement of Financial Position due to the underlying agreement with a third party being long term in nature at that point.
The total consideration for this sportsbook software amounts to €142.4 million ($167.3 million), with additional amounts payable if certain earnout conditions are achieved.
The upfront consideration ("Tranche One") includes €102.4 million ($120.3 million), which is settled on the Completion Date through the cancellation of the pre-existing loan receivable. An additional €20.0 million ($23.5 million) ("Tranche Two") is payable as at December 31, 2025 within 60 calendar days of the Completion Date. An additional €20.0 million ($23.5 million) ("Tranche Three") is payable as at December 31, 2025 on the first anniversary of the Completion Date, with the option of this amount being paid in cash or settled through the issue of ordinary shares of the Group.
Additional contingent payments of up to €210.0 million ($246.7 million) may be made through an earn-out mechanism if the Group’s sportsbook revenue more than doubles during the earn-out period, which runs through December 31, 2036. The earnout payments are calculated as a percentage of monthly sportsbook net gaming revenue, ranging from 0% to 8%.
During the year ended December 31, 2025, the Group made an advancement on Tranche Two amounting to €3.8 million ($4.3 million), resulting in a total balance paid relating to Tranche One and Tranche Two at December 31, 2025 of €117.6 million ($138.1 million).
During the last quarter of 2024, the Group made two advancements on Tranche Two totaling the equivalent €10.3 million ($10.7 million), resulting in a total balance at December 31, 2025 of €112.6 million ($117.2 million).
As at December 31, 2025 the Tranche One payment remains a receivable (financial asset) that was expected to be received more than 12 months after the end of the reporting period, and has therefore been classified as non-current in the consolidated statement of financial position.
As the Group expected as at December 31, 2025 that the Tranche Two payments will either be refundable or applied to partial settlement of the acquisition cost of the software within the next 12 months, advancements made during the period, totaling €15.1 million ($17.7 million), have been reclassified as current prepayments as at December 31, 2025.
Subsequent to the year ended December 31, 2025, it was agreed that Tranche Two and Tranche Three would be payable by SuperGroup Tech Limited within 30 calendar days of the Completion Date.